

KAIROS PHARMA

INVESTOR PRESENTATION

NYSE American: KAPA

kairospharma.com

FORWARD LOOKING STATEMENTS

This presentation may contain "forward-looking statements" regarding the current expectations and projections about future events of Kairos Pharma, Ltd. ("Kairos Pharma" or the "Company"). "Forward-looking statements" (statements as to matters other than historical facts) as defined in the Private Securities Litigation Reform Act of 1995 can be identified by terminology such as: "will," "potential", "could," "can," "believe," "intends," "continue," "plans," "expects," "projects," "estimates," "anticipates," "believes," or similar language. These statements are based upon current beliefs and expectations and are subject to many risks and uncertainties which are difficult to foresee and predict. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of the date of this presentation and Kairos Pharma takes no obligation to update any forward-looking statements contained in this presentation based on new information of future events and/or results. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the Company's actual results, performance or achievements to be materially different than any future results, performance or achievements expressed or implied by the forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including the Company's ability to discover and develop its novel product candidates and successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates; actions of the Company's collaborators regarding continued product development and product commercialization; actions of regulatory authorities, which may affect the initiation, timing and progress of clinical trials or the ability of the Company to obtain marketing authorization for its product candidates; the Company's ability to obtain, maintain and protect its intellectual property; the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; competition from others using technology similar to the Company's and others developing products for similar uses; the Company's ability to manage operating expenses; the Company's ability to obtain additional funding to support its business activities and establish and maintain its existing and future collaborations and new business initiatives; the Company's dependence on collaborators and other third parties for development, manufacture, marketing, sales and distribution of products; the outcome of litigation; and unexpected expenditures. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

OUR MISSION

Kairos Pharma is dedicated to advancing therapies to overcome critical challenges in cancer drug resistance and immune suppression.



KAIROS PHARMA

The Problem:

Drug Resistance develops for even blockbuster drugs, reducing their effectiveness over time

The Solution:

CD105 is elevated with resistance. Kairos' lead candidate ENV 105 reverses resistance for hormone therapy and EGFR targeted therapy for prostate and lung cancer.

INNOVATIVE CANCER THERAPEUTICS

New technologies reverse key mechanisms of drug resistance and immune suppression of cancer.

KAIROS INVESTMENT HIGHLIGHTS

KAIROS PHARMA

Three clinical programs already in progress

ENV 105

- *Phase 2 trial treating castrate resistant prostate cancer*
- *Phase 1 trial treating EGFR-driven Lung Cancer*

KROS 201

- *immunotherapy cleared IND for glioblastoma*

New clinical programs to be initiated

KROS 741 (cMET antagonist) initiating

- *Phase 1 trial treating biomarker driven lung and esophageal-gastric cancers*

INNOVATIVE CANCER THERAPEUTICS

New technologies reverse key mechanisms of drug resistance and immune suppression of cancer.

OrbiMed
Healthcare Fund Management

Experienced Team and Cedars Sinai to drive enrollment and grant funding has created non-dilutive value grounded by science

PORTFOLIO OF INNOVATIVE DRUGS

KAIROS PHARMA

DRUG CANDIDATE	MODALITY/ MOA	LEAD INDICATION	LEAD IDENTIFICAITON	IND enabling studies	PHASE 1 CLINICAL TRIALS	PHASE 2 CLINICAL TRIALS	PHASE 3 CLINICAL TRIALS	US Market
ENV-105	Antibody targeting CD105 to reverse resistance to anti-androgen drugs	Prostate cancer						$6.5B
ENV-105	Antibody targeting CD105 to reverse resistance to EGFR targeted drugs	EGFR-driven lung cancer						$2B
KROS-201	Activated T cell therapy	Glioblastoma						$3.6B
KROS-741	Small molecule cMET antagonist	Lung and Gastric cancers						$1.5B
KROS-101	Small molecule increasing T cell # and function	Solid tumors						

Pre-clinical assets

KROS-301	Small molecule targeting cancer growth and immune evasion
KROS-102	Small molecule decreasing T cell # and function
ENV-205	Antibody targeting secreted mtDNA reverse muscle wasting
KROS-401	Peptide that makes pro-tumor macrophages into anti-tumor macrophages

ENV105
OVERCOMING CANCER DRUG RESISTANCE


Prostate Cancer
Lung Cancer
Anti-androgen drugs (enzalutamide, abiraterone, apalutamide)
EGFR drugs (osimertinib, erlotinib, gefitinib)
development of resistance
(CD105) endoglin
TGFß
BMP4
TßRII
ALK5
BMPRII
ALK1
metastasis
survival de-differentiation

THE PROBLEM: Resistance

As cancers become resistant to standard of care, their cancer cells make CD105 on the surface, that mediates tumor cell survival and therapy resistance.

CD105 is **elevated in in resistant cancer cells that recur or are incompletely treated**.

THE SOLUTION: Block CD105

ENV105 blocks CD105 to restore sensitivity to the entire class of hormone therapies for prostate cancer patients(eg. enzalutamide, abiraterone and apalutamide) and EGFR-targeted therapies for lung cancer patients (e.g. Osimertinib)

Broadly applicable to reverse resistance in cancer:

Although prostate and lung cancer are the first indications for ENV 105, this drug has been shown to be effective in models of colon, breast cancers, and head & neck cancers in the resistance developed against radiation and chemotherapy.

ENV105 restores sensitivity to hormone therapy

Targets CD105-mediated PROSTATE CANCER castrate resistance

ENV105 kills cancer cells resistant to AR Tx (H&E stain in PDX model)

More differentiated smaller tumors



Enzalutamide **Enzalutamide+ ENV105**

ENV105 + AR Tx reduces tumor volume more than AR Tx alone



Tumor Volume (normalized to Cx)
800
600
400
200
0
***
****
*
***
**
****
*
Castration - + + - + +
Enza - - + - - +
ENV105 - - - + + +

Basis for clinical trials: NCT03418324 and NCT05534646

ENV105 inhibits the creation of the AR splice variant which has resistance to AR Tx



AR splice variant
AR-full length
AR-V7



AR-V7
Relative expression
16
12
8
4
0
***
***
***
enzalutamide - + - +
ENV105 - - + +



CD105
BMP
ENV105=
Carotuximab
ID1
RBM38
AR-V7

Mol Therapy (2023) 31:78

Oncogene (2019) 38:716

ENV105
IN PROSTATE CANCER

PRESENT RANDOMIZED PHASE 2 TRIAL: NCT03418324

Apalutamide with or without ENV105



Prostate Cancer
lupron
enzalutamide
abiraterone
darolutamide
extend treatment with combination therapy for compassionate use
N = 10
Safety lead-in
apalutamide single agent
apalutamide + ENV105
lupron
enzalutamide
abiraterone
darolutamide
N = 90
Randomization
cross-over following resistance development

Accruing

PRIMARY ENDPOINT: Progression free survival based on RECIST 1.1 and PCWG 3 criteria

SECONDARY ENDPOINT: Companion biomarker validation

Cedars Sinai



Edwin Posadas

HUNTSMAN CANCER INSTITUTE



Umang Swami

City of Hope



Tanya Dorff

Phase 2 Patient Summary NCT05534646

KAIROS PHARMA

Apalutamide and ENV105 for the Treatment of Metastatic Castration-Resistant Prostate Cancer

Patient ID	Age at enrollment	Pre-treatment PSA	Previous therapies	RECIST/PWCG @ week 16
001	68	7.59	Abiraterone	Stable disease
002	76	278.55	Enzalutamide, Lu-PSMA	Not assessable (unrelated stroke)
003	73	32.35	Enzalutamide	Stable disease
004	82	59.03	Enzalutamide, Abiraterone	Stable disease
005	60	4.49	Apalutamide	Stable disease
006	68	278.43	Abiraterone, Enzalutamide	Stable disease
007	79	5.63	Enzalutamide	Stable disease
008	71	3.37	Abiraterone	Stable disease
009	69	20.59	Abiraterone	clinical PD at 3 months
010	85	0.82	Enzalutamide, Darolutamide, Lu-PSMA	Stable disease

Radiographic PFS points of reference

<u>CARD Trial</u>
ARPI-switch median PFS = **3.7 months**
Cabaxitaxel median PFS = 8 months
N = 255



Percentage of Patients with Progression-free Survival
100
90
80
70
60
50
40
30
20
10
0
Cabazitaxel
Androgen-signaling–targeted inhibitor
0
3
6
9
12
18
24
30
Months

No. at Risk

	0	3	6	9	12	18	24	30
Cabazitaxel	129	91	64	41	23	9	2	1
Androgen-signaling–targeted inhibitor	126	61	36	22	7	3	1	0

NEJM (2019) 318:2506

<u>PSMAfore trial</u>
ARPI-switch median PFS = 5.6 months
^{177}Lu-PSMA median PFS = 11.6 months
N = 468



177Lu-PSMA-617
ARPI change
Proportion of patients without event (%)
100
80
60
40
20
0
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30

Number at risk (number censored)

	0	2	4	6	8	10	12	14	16	18	20	22	24	26	28	30
^{177}Lu-PSMA-617 group	234 (0)	217 (12)	175 (5)	152 (3)	126 (6)	111 (3)	94 (2)	86 (1)	67 (6)	39 (16)	25 (6)	20 (3)	8 (10)	4 (3)	4 (0)	0 (4)
ARPI change group	234 (0)	197 (14)	126 (7)	79 (9)	65 (0)	45 (4)	35 (0)	28 (1)	22 (0)	14 (7)	9 (3)	9 (0)	5 (4)	2 (3)	1 (1)	0 (1)

Lancet (2024) 404:1227

Progression Free Survival NCT05534646


Weeks
0
10
20
30
40
50
60
70
80
W
W

Still on trial

Unrelated withdrawal

Median PFS = 13.7 months*
(59 weeks)

* Patients continue to be evaluated

Partnering ENV105 for synergy

ENV-105 and radiation combination shows increased efficacy in a metastatic mouse model


B
Subcutaneous Tumor Volume
graft
5 Gy x 2
endpoint
T
T
T
T
T
T
3000
2000
1000
0
Tumor volume (mm³)
IgG
ENV105
Radiation
Combination
****
****
1
3
5
8
10
12
15
17
19
23
Days

Endo Rel Can 2026

Preclinical collaboration

Combining ENV-105 and alpha-emitting isotope in animal models of bone metastatic prostate cancer

Supporting a Phase 2 Clinical Trial

ENV-105 and alpha-emitting isotope combination in metastatic prostate cancer patients

ENV105

SUPPORTING EGFR-DRIVEN LUNG CANCER PATIENTS – In Phase I

NON-SMALL CELL LUNG CANCER BECOMES RESISTANT TO OSIMERTINIB (TAGRISSO)


Lung
Cancer
Tagrisso


Overall survival
N = 44
Log rank test P = 0.0265
Low CD105 exp.
High CD105 exp.
Probability of Survival
100
50
0
0
50
100
150
200
Months elapsed

Drug Res Updates (2025) 81:101237

OSIMERTINIB RESISTANCE IS DEPENDENT ON CD105

- 45,000 EGFR driven NSCLC diagnosed last year
- Tagrisso is the standard of care for EGFR driven NSCLC, yet 80% of patients have only a partial response

ENV105 in EGFR-Driven Lung Cancer

AstraZeneca's EGFR inhibitor Tagrisso ($7B in 2024 sales) offers only a partial response in 80% of patients

CD105 is elevated with Tagrisso treatment

Preclinical models show ENV105 can overcome resistance and shrink tumors

ENV105 could not only reverse resistance but make Tagrisso work better to enable complete responses

Accruing Phase I study of patients resistant to Tagrisso or partial responders with persistent circulating tumor cell DNA



Lung
Cancer
Tagrisso



Norm. tumor vol. (mm³)
1000
800
600
400
200
0
Osimertinib
Osimertinib + Carotuximab
P = 0.0008
1
5
10
15
20
25
30
35
40
45
Days of Treatment

Drug Res Updates (2025) 81:101237

ENV105 IN LUNG CANCER: NCT05401110

PHASE 1 TRIAL FOR EGFR-DRIVEN LUNG CANCER: Osimertinib (Tagrisso) + ENV105


N = 9-20
Safety lead-in
Bayesian design
N = 20
N = 20

Patients that have become resistant to Tagrisso

Patients that are incompletely treated with Tagrisso (persistent ctDNA)


Lung
Cancer

Accruing

PRIMARY ENDPOINT: Determine safety and effective dose of ENV105 in patients with EGFR lung cancer

SECONDARY ENDPOINT: Identify biomarkers for patients most responsive to ENV105

Clinical Trials

KAIROS PHARMA

- Cedars-Sinai Medical Center
- Mayo Clinic
- Stanford
- Vanderbilt
- Rutgers
- Cleveland Clinic

CRO consortium leveraging the the efficiencies of each institute to achieve 40 day clinical trial activation (June 1, 2026)

Centralized regulatory oversight and institutional investigator-initiated trials are subsidized

Extend The Reach Of Innovative Therapies To Patients Across Diverse Communities

Current Non-dilutive funding

$3.2M (NCI)	ENV105 prostate cancer companion biomarker validation
$2.4M (Donor)	ENV105 lung cancer preclinical and phase 1 trial
$1.8M (DOD)	ENV105 lung cancer companion biomarker identification
$0.6M (DOD)	ENV205 cachexia preclinical studies

Prostate Cancer



Lung Cancer



Cachexia



$8M in non-dilutive funding for the preclinical and clinical assets

New Assets Addressing Resistance Mechanisms

KAIROS PHARMA

OrbiMed Healthcare Fund Management

- EGFR-family receptors and MET converge on PI3K–AKT, MAPK, and STAT pathways. Inhibition of one axis often leads to *compensatory* signaling through the other.
- MET amplification or HGF-driven activation is a common acquired resistance mechanism following EGFR blockade, particularly in NSCLC. MET-mediated HER3 transactivation can restore PI3K signaling despite EGFR inhibition.

KROS-741

Small molecule cMET antagonist


HGF
EGF,HER2,HER3
MET Inhibitor
pan-EGFR Inhibitor
MAPK Pathway
PI3K / AKT Pathway
RAS
MEK
ERK
PI3K
AKT
mTOR
Cell Proliferation & Survival

Stronger more defensible positioning both differentiation and pricing via biomarker defined patients
Better controlled resistance narrative - pre-empt vs react

Best in class cMET inhibitor – KROS-741

	Capmatinib	Tepotinib	Cabozantinib	KROS-741
Plasma Free Fraction	4%	2%	0.2%	3%
Total plasma concentration needed to cover c-Met WT EC_{50}	40 ng/mL (3.2 nM)[1]	525 ng/mL (19.2 nM)[1]	26,600 ng/mL (53.3 nM)[2]	230 ng/mL (13.6 nM)[1]
Clinical daily dose	400 mg X 2	450 mg	60 mg	100 mg X 2[6]
Clinical plasma C_{ave} at SS	~1800 ng/mL[3]	~1100 ng/mL[4]	~1000 ng/mL[5]	250 ng/mL[6]
Clinical plasma C_{ave} over c-Met WT EC_{50}	45x	2x	70-130x	1x
ORR	44%-67%	45%	10%	--
PFS	9.7 - 12.3 mo	8.5 mo	3.5 mo	--

(1) Dotmatics: GeoM value from Kyinno BaF3-TPR-MET CTG assay.
(2) Clin Pharmacokinet (2017) 56:477–491
(3) Cancer science (2020) 111:536-547.
(4) Clinical Cancer Research (2020) 26: 1237-1246. Result is from 500 mg daily dose.
(5) Clinical Cancer Research (2019) 25: 4924-4932.
(6) Projected for 100 mg BID human daily dose to reach TGI80. DL1 or DL2 pending on GLP.

% inhibition at 100nM	≤75	76-90	≥90

Kinase	Cabozantinib	KROS-741
MET	98	106
MET_D1228A	58	97
MET_D1228G	70	95
MET_D1228H	76	98
MET_D1228N	59	99
MET_D1228V	70	97
MET_D1228Y	<50	98
MET_F1200I	<50	100
MET_G1163R	73	68
MET_H1094L	<50	90
MET_H1094Y	65	92
MET_K1244R	90	96
MET_L1195F	<50	99
MET_L1195V	<50	92
MET_M1250I	87	96
MET_M1250T	<50	99
MET_P991S	76	96
MET_T1173I	78	96
MET_T992I	74	94
MET_V1092I	84	96
MET_Y1230A	74	99
MET_Y1230C	83	98
MET_Y1230D	75	97
MET_Y1230H	72	94
MET_Y1230S	81	94
MET_Y1235D	94	85
MET-KIF5B (Kex24Mex14)	90	96
MET-TFG	<50	99

Best in class cMET inhibitor – KROS-741

A: Exon 14 Skipping	B: Amplification
Impaired protein degradation - clinically validated in NSCLC with approved Type Ib inhibitors. ***Primary oncogenic driver.***	Ligand-independent dimerization. Focal amplifications are more likely to be drivers with ≥ 10 copies



Vehicle
KROS-741 60 mg/kg BID
Capmantinib 10 mg/kg BID
Tumor Volume (mm^3)
0
200
400
600
800
1000
1200
1400
0 1 2 3 4 5 6 7 8 9 10
Days of Treatment



Lung Cancer



Node Color
Target
Off-Target
Node Size
51-75
76-90
90-100
TK
TKL
STE
CMGC
CK1
AGC
CAMK

- 3-4% of NSCLC patients present with actionable MET Δ exon 14 alterations
- 35% of EGFR-driven lung cancer develop on target resistance mutations with MET inhibitors

cMET inhibitor – KROS-741 trial design

KAIROS PHARMA

Phase 1 Objectives: Dose finding for optimal dose – RP2D and initial indication determination



KROS-741 Phase 1 trial: METAL-1
METAL-1A
RP2D
TOX
PK/PD
N ~ 16
METAL-1LE
N = 10
METAL-1LN
N = 10
METAL-1EG
N = 10

Primary endpoint:
Safety

Secondary endpoint:
Biomarker-driven efficacy

- Continuous suppression of ligand-driven MET signaling
- Reduced PK fluctuation in cirrhotic patients
- Potential synergy with immunotherapy
- Broader coverage of tumor heterogeneity

Phase 2 trial: METAL-2 *potential*

Marker driven lung cancer

Marker driven esophageal/gastric cancer

- KROS-741 single agent
- Orphan designation
- FastTrack/Breakthrough designation

KROS DRUG CANDIDATES
OVERCOMING IMMUNE SUPPRESSION

Immunotherapy is a $118b market with only a 17% response rate.



THE PROBLEM:

Cancer is comprised of billions of growing cells. However, our immune system seldom generates enough T cells to kill all the cancer cells.

THE SOLUTION:

KROS drug candidates allows regulation of the immune response by increasing T cells or by generating T cells outside of the immunosuppressed patient's body. KROS 101 Using our novel mechanism through GITR ligand, increases the number of T cells and renders them more effective at killing cancer cells. KROS 201 Generates T cells outside of the body and delivers to cancer stem cells. KROS 401 Converts pro-tumor macrophages into cancer-killing macrophages.

Targeting GITR to regulate T cell numbers

- **KROS101** targets the GITR ligand and enables T cells to increase in numbers and kill cancer cells more effectively

- By increasing T cell numbers and function **KROS101** may complement checkpoint inhibitors


GITRL
GITR


T cells
T cells + KROS 101
Cell number
4×10^7
3×10^7
2×10^7
1×10^7
0
0
2
4
6
8
Days


PBMC
PBMC+KROS 101(25uM)
Fold Change (D0vsD7)
150
100
50
0
**
*
***
CD3
CD4
CD8

KROS 101 reduces tumor growth and improves survival in murine tumor models.
(A) Representative IVIS images of B16-F10-LUC2 tumor–bearing mice treated with PBS or KROS 101 at the indicated time points. (B) Mean tumor volume of B16-F10-LUC2 tumors measured by caliper. (C) Kaplan–Meier survival curves of MC38-bearing mice treated with PBS or KROS 101. (D) Mean tumor volume of MC38 tumors measured by caliper.



KROS-101



CD8
*
%CD8+ / CD45+
40
30
20
10
0
PBS
KROS-101
D
Tregs
***
%FoxP3+ / CD45+
20
15
10
5
0
PBS
KROS-101
E
CD8:Treg
**
CD8 : Treg ratio
10
8
6
4
2
0
PBS
KROS-101



Tumor Volume(mm3)
2500
2000
1500
1000
500
0
PBS
KROS 101
*
Day 0
Day 5
Day 8
Day 11
Day 14
Day 17
Day 20
Day 22



Probability of Survival
100
80
60
40
20
0
PBS
KROS 101
0
10
20
30
40
Days

KROS102 GITR ANTAGONIST Immunity by Teffector/Treg

- **KROS102:** GITR antagonist that decreases T cell numbers and activity.
- KROS-102 has been shown to decrease T effector cells (killer T cells) and increase Treg cells (inhibitory T cells) which could reduce overactive immune response in autoimmune diseases.



Kairos identified structure of GITR ligand through X ray crystallography. PNAS 2008

KROS-102 pictured here in the center of the GITR protein

SIDE EFFECTS WITH OTHER AUTOIMMUNE DRUGS

Corticosteroids and chemotherapy are the main inhibitors of an immune response, but they have many side effects such as hip necrosis, gastritis and infections.

NEW SELECTIVE MECHANISM FOR KROS102:

- KROS102 is a novel GITR inhibitor that we believe can impact the abnormal immune responses against one's own body without the serious side effects of current drugs.
- Treatment for autoimmune diseases such as Crohn's disease, multiple sclerosis, and rheumatoid arthritis as well as organ transplantation may be targets for such a molecule.

STRONG INTELLECTUAL PROPERTY FOUNDATION

KAIROS PHARMA

IP extends to 2040

Key IP generated from Murali, Bhowmick and Yu labs

Published patents executed internationally

Exclusive, worldwide rights to IP licensed from Cedars Sinai Medical Center

Pub #	KROS**101** PCT/US2019/045478	KROS**201** PCT/US2020/045570	KROS**301** PCT/US2015/050906	KROS**401** PCT/US2016/035318	ENV**105** PCT/US2017/037558
Title	Compositions And Methods For Treating Cancer And Autoimmune Diseases	Method Of Generating Activated T Cells For Cancer Therapy	Compositions And Methods For Treating Fibrosis	Methods And Use Of Compounds That Bind To RELA Of NF-KB	Sensitization Of Tumors To Therapies Through Endoglin Antagonism

LEADING TEAM



John S. Yu, MD
CEO & CHAIRMAN
Professor of Neurosurgery, Director Surgical Neuro-Oncology at Cedars-Sinai Medical Center

- BAS from Stanford, MD from Harvard Medical School and MIT
- Numerous immunotherapies and nanotechnologies from his NIH funded laboratory
- Developed 8 new investigational drugs with the FDA and has led numerous clinical trials
- Most recently CEO and Chairman of AcTcell, and Director of Enviro Therapeutics
- Immunology Fellowship at the Institute Pasteur, Paris, Neurosurgery Residency at Massachusetts General Hospital/Harvard Medical School



Ramchandran Murali, Ph.D
VP, RESEARCH AND DEVELOPMENT
Professor, Biomedical Sciences and Research in Immunology at Penn/Cedars-Sinai Medical Center.

- Leading expert in X-ray crystallography, biophysical, biochemical, and immunology fields, having made significant advances in molecular engineering and cell surface receptors by developing pharmacological agents which include new paradigms in structure-based peptidomimetics drug discovery
- Developed numerous technologies that reverse key mechanisms of immune suppression of cancer. Previous technologies from Penn licensed by Ception (bought by Teva) and Nidus.



Doug Samuelson
CHIEF FINANCIAL OFFICER

- 25+ year finance and accounting professional
- Former CFO of .Wellness Center USA
- Former Director of Accounting of Second Sight Medical Products, Inc .
- Former Chief Financial Officer of AdvaVet, Inc. and Chief Financial Officer of Solis Tek, Inc.
- CPA in State of California



Neil Bhowmick, Ph.D
CHIEF SCIENTIFIC OFFICER & PRESIDENT, ENVIRO THERAPEUTICS
Professor of the Department of Medicine and Director of the Cancer Biology Program at Cedars-Sinai Medical Center

- Fellowship at Vanderbilt University Medical Center Research Director, Oppenheimer Urologic Reference Laboratory (OURLab)
- Holds 6 patents for biomarker detection platforms and stromal targeted therapeutics (inclusive of ENV105 and ENV205)
- Consultant at Xencor Inc. (NASDAQ: XNCR) and Tracon Pharma (NASDAQ: TCON)
- NCI/NIH funded for over 15 years and cited over 11,700 times

INDEPENDENT DIRECTORS



Rahul Singhvi, Sc.D.

Chemical engineering from MIT. MBA from the Wharton School of the University of Pennsylvania, where he graduated as a Palmer Scholar.

- Global leader in the Life Sciences industry and is cofounder of the biomanufacturing company, Resilience (National Resilience, Inc.).
- Former Operating Partner at Flagship Pioneering, where he founded and operated companies launched from Flagship's innovation foundry, Flagship labs.
- Former Chief Operating Officer of Takeda's Vaccine Business Unit where he led worldwide vaccine CMC manufacturing.
- Former President and CEO of Novavax, Inc. where he transformed the company from a specialty pharmaceutical business into a vaccine development company.
- Career began at Merck & Co in 1994, where he held several positions in R&D and manufacturing.
- Serves on the Board of Trustees of the Keck Graduate Institute, and on the Board of Directors for Codexis (Nasdaq:CDXS), and Garuda Therapeutics (private).



Hyun W. Bae, MD

BS in Biomechanics from Columbia, MD cum laude from Yale, former NIH Howard Hughes Research Fellow Bethesda, MD.

- Professor of Surgery in Orthopaedic Surgery at CSMC, Director of Education and clinical partner of the Orthopaedic Stem Cell and Tissue Engineering Laboratory
- 10+ years experience in drug development, PI for 3-4 FDA-approved randomized clinical trials with over 30 clinical studies, 60+ published scientific papers, 5 review articles and 30 patents
- Chief Medical Officer and Director of Prosidyan, Scientific Advisory Board Member of Mesoblast, Tissuegene, Spine Biopharma and Engage Surgical



Michael Keyoung, MD, Ph.D

MD and Ph.D. in Neuroscience and Neurology from Cornell and Sloan Kettering (MSKCC), UCSF Health, Biomedical Fellow at Rockefeller and MSKCC

- Senior ME, Head of N.A. for CBC Group, a healthcare-dedicated PE firm with over US$9 Billion AUM
- 20+ year career as a physician, executive and institutional investor in US, Europe and Asia advising Eli Lilly, Bausch & Lomb, and Samsung Electronics/Biologics on Asian expansion, global drug development and commercial/partnership strategies
- Former CEO of Genexine (KOSDAQ: 095700 w/ $1 Billion MC), led clinical development in Europe and Asia, raised $100M and created partnerships with Merck, Fosun Pharma, Tasly Pharma and Kalbe Pharma valued at over $250M
- Former President of Catalyst Biosciences, (NASDAQ: CBIO) a clinical stage hemophilia and ophthalmology company partnered with Pfizer, MedImmune and Isu Abxis
- Previous Board Chair of AffaMed Therapeutics and Director of Graybug Vision and InxMed
- Board member of Hugel Inc. (kosdaq: 145020.KQ)

Kairos Pharma SUMMARY

- Clinical stage company with an antibody that impacts a central mechanism of **CANCER DRUG RESISTANCE**
- Extensive pipeline targets **IMMUNE SUPPRESSION**
- Enrolling in phase 1 and 2 trials with interim efficacy data in 2025, 2026
- Strategic relationship with Cedars-Sinai Medical Center (ranked #2 in the nation) provides access to medical expertise, drives clinical trial efficiency and accelerates therapeutic innovations
- Novel small molecule acquisition counter lung cancer EGFR therapy resistance

INNOVATIVE CANCER THERAPEUTICS

New technologies reverse key mechanisms of cancer drug resistance and immune suppression

Kairos Pharma CATALYSTS

- **PARTNERING ADVANCES**

Research collaboration with major pharmaceutical SECOND QUARTER 2026

- **PHASE 1 TRIAL FOR LUNG CANCER**

Safety data and interim efficacy SECOND QUARTER 2026

- **PHASE 2 TRIAL FOR PROSTATE CANCER**

Efficacy update THIRD QUARTER 2026

- **IND FOR KROS 741 CMET INHIBITOR**

Third quarter 2026

- **RESEARCH COLLABORATION FOR KROS 101 GITRL CHECKPOINT INHIBITOR**

Third quarter 2026

KAIROS PHARMA



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